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                                                                    Exhibit 21.1



                              LIST OF SUBSIDIARIES

     The particulars of the subsidiaries of WNS (Holdings) Limited are set out below, as at April 27, 2006:

                                                      PERCENTAGE OF ATTRIBUTABLE
                                                            EQUITY INTERESTS
                                   JURISDICTION OF    ---------------------------
    NAME OF COMPANY                INCORPORATION        DIRECT          INDIRECT         PRINCIPAL ACTIVITIES
---------------------------        ---------------    -----------     -----------  -----------------------------
WNS North America Inc......         Delaware, USA         100%            Nil      Sales, marketing and account
                                                                                   management for our group
                                                                                   companies in the US

WNS Global Services (UK)
   Ltd.....................             UK                100%            Nil      Sales, marketing and account
                                                                                   management for our group
                                                                                   companies in Europe including
                                                                                   U.K.

WNS (Mauritius) Ltd........           Mauritius           100%            Nil      Holding Company for WNS
                                                                                   Global Services (P) Ltd,
                                                                                   India, Ntrance Customer
                                                                                   Services Pvt. Ltd and WNS
                                                                                   Sri Lanka

Town & Country
   Assistance Ltd..........             UK                100%            Nil      Dormant Company

Trinity Business Process
   Mgt. Ltd................            India              Nil             100%     Providing BPO services to
                                                                                   customer in the mortgage
                                                                                   banking industry

WNS Global Services (P)
   Ltd, India..............            India              Nil             100%     Providing a variety of BPO
                                                                                   services including back
                                                                                   office administration
                                                                                   services and contact centre
                                                                                   services to customers in the
                                                                                   travel, insurance, healthcare
                                                                                   and financial services
                                                                                   industries.

NTrance Customer Services
   Pvt. Ltd................            India              Nil             100%     Providing BPO services to
                                                                                   customer in the insurance
                                                                                   industry.

WNS Global Services (Pvt.)
   Ltd, Sri Lanka..........          Sri Lanka            Nil             100%     Providing BPO services to
                                                                                   customer in the insurance
                                                                                   industry.

WNS Customer Solutions
   (Pvt.) Ltd. Sri Lanka ..          Sri Lanka            Nil             100%     Providing management &
                                                                                   support service